Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of April 20, 2017 by and among Syros Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the “Investors” named in that certain Securities Purchase Agreement by and among the Company and the Investors, dated as of April 20, 2017 (the “Purchase Agreement”).  Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

The parties hereby agree as follows:

1.                                      Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Investors” means the Investors identified in the Purchase Agreement and any Affiliate or permitted transferee of any Investor who is a subsequent holder of Registrable Securities.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the Shares and (ii) any other securities issued or issuable with respect to or in exchange for Shares, whether by merger, charter amendment or otherwise; provided, that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale without restriction by the Investors pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act.

“Registration Statement” means any registration statement of the Company under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Required Investors” means the Investors holding a majority of the Registrable Securities outstanding from time to time.

“SEC” means the U.S. Securities and Exchange Commission.

2.                                      Registration.

(a)                                 Registration Statements.

(i)                                     Promptly following the Closing Date but no later than thirty (30) days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement covering the resale of all of the Registrable Securities.  Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, however, that no Investor shall be named as an “underwriter” in such Registration Statement without the Investor’s prior written consent.  Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Required Investors.  Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors prior to its filing or other submission.

(ii)                                  So long as Registrable Securities remain outstanding, promptly following the date (the “Qualification Date”) upon which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, but in no event more than thirty (30) days after the Qualification Date (the “Qualification Deadline”), the Company shall file a registration statement on Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to a registration statement on Form S-1) (a “Shelf Registration Statement”) and shall use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable thereafter; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Shelf Registration Statement covering the Registrable Securities has been declared effective by the SEC.

(b)                                 Expenses.  The Company will pay all expenses associated with each Registration Statement, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c)                                  Effectiveness.

(i)                                     The Company shall use commercially reasonable efforts to have each Registration Statement declared effective as soon as practicable.  By 5:30 p.m. (Eastern time) on the second Business Day following the date on which the Registration Statement is declared effective by the SEC, the Company shall file with the SEC, in accordance with Rule 424 under the 1933 Act, the final prospectus to be used in connection with sales pursuant to such Registration Statement.  The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration

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Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii)                                  For not more than thirty (30) consecutive days or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Investor in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Investor) disclose to such Investor any material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(d)                                 Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

(i)                                     If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to each Investor then holding Registrable Securities, as liquidated damages and not as a penalty (the “Registration Liquidated Damages”), in an amount equal to 1% of the aggregate amount invested by such Investor for the initial day of failure to file such Registration Statement by the Filing Deadline and for each subsequent 30-day period (pro rata for any portion thereof) thereafter for which no such Registration Statement is filed with respect to the Registrable Securities.  Such payments shall be made to each Investor then holding Registrable Securities in cash no later than ten (10) Business Days after the end of the date of the initial failure to file such Registration Statement by the Filing Deadline and each subsequent 30-day period, as applicable.  Interest shall accrue at the rate of one percent (1%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

(ii)                                  If (A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earlier of (i) five (5) Business Days after the SEC informs the Company that no review of such Registration Statement will be made or that the SEC has no further comments on such Registration Statement or (ii) the 60th day after the Closing Date (or the 120th day if the SEC reviews such Registration Statement), or (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update such Registration Statement), but excluding any Allowed Delay or the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions or (C) after the date six months following the Closing Date, and only in

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the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the 1934 Act such that it is not in compliance with Rule 144(c)(1), as a result of which the Investors who are not Affiliates of the Company are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) promulgated under the 1933 Act (each of (A), (B) and (C), a “Maintenance Failure”), then the Company will make pro rata payments to each Investor then holding Registrable Securities, as liquidated damages and not as a penalty (the “Effectiveness Liquidated Damages” and together with the Registration Liquidated Damages, the “Liquidated Damages”), in an amount equal to 1% of the aggregate amount invested by such Investor for the Registrable Securities then held by such Investor for the initial day of a Maintenance Failure and for each 30-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured (each, a “Blackout Period”).  The Effectiveness Liquidated Damages shall be paid monthly within ten (10) Business Days of the end of the date of such Maintenance Failure and each subsequent 30-day period, as applicable.  Such payments shall be made to each Investor then holding Registrable Securities in cash.  Interest shall accrue at the rate of one percent (1%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

(iii)                               The parties agree that (1) notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (as defined below) (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period), and in no event shall the aggregate amount of Liquidated Damages payable to an Investor exceed, in the aggregate, six percent (6%) of the aggregate purchase price paid by such Investor pursuant to the Purchase Agreement and (2) except with respect to (A) the initial day of failure to file a Registration Statement by the Filing Deadline and (B) the initial day of any Maintenance Failure, in no event shall the Company be liable in any thirty (30) day period for Liquidated Damages under this Agreement in excess of one percent (1%) of the aggregate purchase price paid by the Investors pursuant to the Purchase Agreement.

(iv)                              For the avoidance of doubt, the Liquidated Damages described in this Section 2(d) shall not otherwise limit or affect any other remedies at law or in equity available to the Investors with respect to any breach of the Company’s obligations under this Agreement or the Purchase Agreement.

(e)                                  Rule 415; Cutback.  If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Investor to be named as an “underwriter,” the Company shall use commercially reasonable efforts to advocate before the SEC its reasonable position that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.”  The Investors shall have the right to select one legal counsel to review and oversee any registration or matters pursuant to this Section 2(e), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto, which counsel shall be designated by

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the holders of a majority of the Registrable Securities.  In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(e), the SEC does not alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor.  Any cut-back imposed on the Investors pursuant to this Section 2(e) shall be allocated among the Investors on a pro rata basis and shall be applied first to any of the Registrable Securities of such Investor as such Investor shall designate, unless the SEC Restrictions otherwise require or provide or the Investors otherwise agree.  No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”).  From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use commercially reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein and the liquidated damages provisions relating thereto) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline and/or the Qualification Deadline, as applicable, for such Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares under Section 2(c) shall be the 60th day immediately after the Restriction Termination Date (or the 120th day if the SEC reviews such Registration Statement).

3.                                      Company Obligations.  The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)                                 use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without restriction pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act (the “Effectiveness Period”) and advise the Investors promptly in writing when the Effectiveness Period has expired;

(b)                                 prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

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(c)                                  provide copies to and permit each Investor to review each Registration Statement and all amendments and supplements thereto no fewer than  three (3) days prior to their filing with the SEC and to furnish reasonable comments thereon;

(d)                                 furnish to each Investor whose Registrable Securities are included in any Registration Statement (i) promptly after the same is prepared and filed with the SEC, if requested by the Investor, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by such Registration Statement;

(e)                                  use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest practical moment;

(f)                                   prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)                                  use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h)                                 promptly notify the Investors, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (provided that such notice shall not, without the prior written consent of an Investor, disclose to such Investor any material non-public information regarding the Company), and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material

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fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)                                     otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter);

(j)                                    if requested by an Investor, the Company shall (i) as soon as practicable, incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities;

(k)                                 within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC; and

(l)                                     with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other

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documents required of the Company under the 1934 Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

4.                                      Due Diligence Review; Information.  The Company shall, upon reasonable prior notice,  make available, during normal business hours, for inspection and review by the Investors, and advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company) (collectively, the “Inspectors”), all pertinent financial and other records, and all other corporate documents and properties of the Company (collectively, the “Records”), as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Inspectors (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of such Registration Statement for the sole purpose of enabling the Investors and their accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to such Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Section 4 or any other Transaction Document.

Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and such representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

5.                                      Obligations of the Investors.

(a)                                 Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request.  At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor

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of the information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities included in such Registration Statement.  An Investor shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any of the Registrable Securities included in such Registration Statement.

(b)                                 Each Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)                                  Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.

(d)                                 Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.

6.                                      Indemnification.

(a)                                 Indemnification by the Company.  The Company will indemnify and hold harmless each Investor and its officers, directors, partners, members, employees, investment advisers and agents, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof or (ii) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act or 1934 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, and will reimburse such Investor, and each such officer, director, partner, member, employee, investment adviser, agent and each such controlling person for any legal or other documented, out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, (ii) the use by an Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that such Prospectus is outdated or defective or (iii) an Investor’s failure to send or give a copy of the Prospectus or supplement (as then

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amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities.

(b)                                 Indemnification by the Investors.  Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto.  Except to the extent that any such losses, claims, damages, liabilities or expenses are finally judicially determined to have resulted from an Investor’s fraud or willful misconduct, in no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation.

(c)                                  Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

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(d)                                 Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  Except to the extent that any such losses, claims, damages or liabilities are finally judicially determined to have resulted from a holder of Registrable Securities’ fraud or willful misconduct, in no event shall the contribution obligation of such holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7.                                      Miscellaneous.

(a)                                 Amendments and Waivers.  This Agreement may be amended only by a writing signed by the Company and the Required Investors.  The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of the Required Investors.

(b)                                 Notices.  All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.

(c)                                  Assignments and Transfers by Investors.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns.  An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto, and the provisions of the Purchase Agreement, and provides written notice of assignment to the Company promptly after such assignment is effected, and such person agrees in writing to be bound by all of the provisions contained herein.

(d)                                 Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Investors, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investors in connection with such transaction unless such securities are otherwise freely tradable by the Investors after giving effect to such transaction.

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(e)                                  Benefits of the Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)                                   Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile or e-mail, which shall be deemed an original.

(g)                                  Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)                                 Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)                                     Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)                                    Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)                                 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any

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objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(l)                                     Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

[remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:	SYROS PHARMACEUTICALS, INC.

	By:	/s/ Nancy Simonian
Name: Nancy Simonian
Title: Chief Executive Officer

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INVESTOR:	Salthill Investors (Bermuda) L.P.
By: Wellington Management Company
LLP, as investment adviser

	By:	/s/ Emily Babalas
Name: Emily D. Babalas
Title: Managing Director and Counsel

INVESTOR:	Salthill Partners, L.P.
By: Wellington Management Company
LLP, as investment adviser

	By:	/s/ Emily Babalas
Name: Emily D. Babalas
Title: Managing Director and Counsel

INVESTOR:	Hawkes Bay Master Investors (Cayman) LP
By: Wellington Management Company LLP,
as investment adviser

	By:	/s/ Emily Babalas
Name: Emily D. Babalas
Title: Managing Director and Counsel

INVESTOR:	Wellington Trust Company, National
Association Multiple Collective Investment
Funds Trust, Biotechnology Portfolio
By: Wellington Management Company LLP,
as investment adviser

	By:	/s/ Emily Babalas
Name: Emily D. Babalas
Title: Managing Director and Counsel

INVESTOR:

By: Baker Bros. Advisors LP, Management Company and Investment Adviser to BAKER BROTHERS LIFE SCIENCES, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to BAKER BROTHERS LIFE SCIENCES, L.P., and not as the general partner

By: Baker Bros. Advisors LP, Management Company and Investment Adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner

/s/ Scott Lessing	/s/ Scott Lessing
By: Scott L. Lessing, President	By: Scott L. Lessing, President

INVESTOR:	CRMA SPV, L.P.

	By:	/s/Bihua Chen
Name:Bihua Chen
Title:Managing Member of the Special LP

INVESTOR:	Cormorant Global Healthcare Master Fund, LP

	By:	/s/Bihua Chen
Name:Bihua Chen
Title:Managing Member of the GP

INVESTOR:

	By:	/s/Eli Casdin
Name:Eli Casdin
Title:CIO

INVESTOR:

	By:	/s/Srinivas Akkaraju
Name:Srinivas Akkaraju
Title:Managing General Partner

INVESTOR:

	By:	/s/ James Silverman
Name:
Title:

INVESTOR:

	By:	/s/David Greenhouse
Name:David Greenhouse
Title:Managing Partner

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

– ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

– block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

– purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

– an exchange distribution in accordance with the rules of the applicable exchange;

– privately negotiated transactions;

– short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;

– through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

– broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

– a combination of any such methods of sale; and

– any other method permitted by applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering.  Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act.  Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934, as amended, may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates.  In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with such registration statement or (2) the date on which all of the shares may be sold without restriction pursuant to Rule 144 of the Securities Act.